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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K-A



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: October 22, 2002


                         UNIVERSAL MEDIA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  000-28459               22-3360133
(State of Incorporation)      (Commission File Number)   (IRS Employer
                                                       Identification #)

                           Steven Horowitz, President
                      National Management Consulting, Inc.
                 150 Broadhollow Road, Melville, New York 11747
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (631) 385-6200
                    ----------------------------------------
              (Registrant's telephone number, including area code)



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ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

CDKnet.com

It was previously reported in a Form 8-K of National Management Consultants, Inc.'s (formerly Universal Media Holdings, Inc.)signed October 29, 2002 that the registrant entered into an Asset Purchase Agreement with CDKnet.com on October 22, 2002. At that time the company entered into a note agreement for $550,000 an amount deemed to be equal to the fair value of certain assets to be acquired including a certain intangible asset known as the Technology Licensing Agreement between CDKnet.com Inc., namely ValueFlash.com Inc., and Elbit Ltd. dated June 13, 2001; now known as 24/7; this will not be transferred and therefore the principle amount of a new promissory note has been reduced from $550,000 to $339,000.

On January 5, 2003, the Registrant entered into a Revised Asset Purchase Agreement wherein the Registrant purchased from CDKNet, Inc., certain and specific assets, from the entities known as CDKNet, LLC and Diversified Capital Holdings, LLC. The purchase price of the assets is a revised promissory note in the amount of THREE HUNDRED AND THIRTY-NINE THOUSAND DOLLARS ($339,000) plus interest at the rate of five percent (5%), payable monthly until February 2006. The Note is secured by a Security Agreement on all assets of the company.

The $339,000 note that UMHI is obligated to CDKnet.com represents assets of Diversified Capital Holdings, LLC., including an aggregate of $245,000 in debt instruments which include $55,000 in Panama Industries, Ltd., $100,000 in Dominix, Inc., $55,000 in Augrid of Nevada, Inc., $10,000 in Humana Trans Services Group, Inc. and $25,000 in Universal Media Holdings, Inc. The note also includes stock positions with an aggregate value of $89,000 in the following: Tilden Associates, Dominix, Inc., Panama Industries, Ltd., Steam Clean USA, Inc., Augrid of Nevada, Inc.


Humana  Trans  Service  Group,  Ltd.

As previously reported in the same 8-K announcing the acquisition of certain assets from CDK.com, the company entered into an agreement on October 22,2002 to exchange its common stock for all the outstanding stock of Human Trans Service Group, Ltd. ("Humana"). Simultaneously, Humana entered into an Employment Agreement with Kevin Whitmore, formally of Humana Force Logistics, Inc. to become the President of Humana. Humana Force Logistics, Inc., is an unrelated business entity that has ceased operations.


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Subsequent  Events

On January 10, 2003, Kevin Whitmore passed away. The Company has no announcement as to business plans at this time.


ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

(a) Financial Statements for the assets and any business acquired will be filed by amendment.
(b)     Pro  Forma  statements  will  also  be  filed  by  amendment
(c)     Exhibits

    Exhibit  10.1      Revised  Asset  Purchase  Agreement with CDKNet.com, Inc.
    Exhibit 10.2 Employment Agreement between HUMANA TRANS SERVICE GROUP, LTD. and Kevin Whitmore


     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


     By:  /s/  Steve  Horowitz
     ---------------------------------
     Steve  Horowitz
     President

Date:     January  16,  2003

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